INDEX                                                             EXHIBIT 5
 TO
 FINANCIAL STATEMENTS


 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma as of December 31, 1997

 Consolidated Statement of Income for the Twelve Months Ended
   December 31, 1997

 Consolidated Statement of Retained Earnings for the Twelve Months Ended
   December 31, 1997


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of December 31, 1997

 Statement of Income for the Twelve Months Ended December 31, 1997


 CENTRAL POWER AND LIGHT COMPANY

 Balance Sheets - Per Books and Pro Forma as of December 31, 1997

 Statement of Income for the Twelve Months Ended December 31, 1997

 Statement of Retained Earnings for the Twelve Months Ended
   December 31, 1997


 PUBLIC SERVICE COMPANY OF OKLAHOMA

 Balance Sheets - Per Books and Pro Forma as of December 31, 1997

 Statement of Income for the Twelve Months Ended December 31, 1997

 Statement of Retained Earnings for the Twelve Months Ended
   December 31, 1997


 SOUTHWESTERN ELECTRIC POWER COMPANY

 Balance Sheets - Per Books and Pro Forma as of December 31, 1997

 Statement of Income for the Twelve Months Ended December 31, 1997

 Statement of Retained Earnings for the Twelve Months Ended
   December 31, 1997

 INDEX
 TO
 FINANCIAL STATEMENTS

 (CONTINUED)


 WEST TEXAS UTILITIES COMPANY

 Balance Sheets - Per Books and Pro Forma as of December 31, 1997

 Statement of Income for the Twelve Months Ended December 31, 1997

 Statement of Retained Earnings for the Twelve Months Ended
   December 31, 1997


 CENTRAL AND SOUTH WEST SERVICES, INC.

 Balance Sheets - Per Books and Pro Forma as of December 31, 1997

 Statement of Income for the Twelve Months Ended December 31, 1997

 Statement of Retained Earnings for the Twelve Months Ended
   December 31, 1997


 ENERSHOP INC.

 Balance Sheets - Per Books and Pro Forma as of December 31, 1997

 Statement of Income for the Twelve Months Ended December 31, 1997

 Statement of Retained Earnings for the Twelve Months Ended
   December 31, 1997


 CSW ENERGY SERVICES, INC.

 Balance Sheets - Per Books and Pro Forma as of December 31, 1997

 Statement of Income for the Twelve Months Ended December 31, 1997

 Statement of Retained Earnings for the Twelve Months Ended
   December 31, 1997


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS

 STATEMENT OF CHANGES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     Production                                  $5,824               $5,824
     Transmission                                 1,558                1,558
     Distribution                                 4,453                4,453
     General                                      1,381                1,381
     Construction work in progress                  184                  184
     Nuclear fuel                                   196                  196
   Other Diversified                                250                  250
                                             --------------------------------
                                                 13,846               13,846
   Less - Accumulated depreciation                5,218                5,218
                                             --------------------------------
                                                  8,628                8,628
                                             --------------------------------
 CURRENT ASSETS
   Cash and temporary cash investments               75                   75
   Accounts receivable                              916                  916
   Materials and supplies, at average cost          172                  172
   Electric fuel inventory                           65                   65
   Under-recovered fuel costs                        84                   84
   Prepayments and other                             78                   78
                                             --------------------------------
                                                  1,390                1,390
                                             --------------------------------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                             503                  503
   Mirror CWIP asset - net                          285                  285
   Other non-utility investments                    448                  448
   Securities available for sale                    103                  103
   Income tax related regulatory assets, net        329                  329
   Goodwill                                       1,428                1,428
   Other                                            337                  337
                                             --------------------------------
                                                  3,433                3,433
                                             --------------------------------

                                                $13,451        $0    $13,451
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 212,200,000 shares     $743                 $743
     Paid-in capital                              1,039                1,039
     Retained earnings                            1,746                1,746
     Foreign currency translation and other          28                   28
                                             --------------------------------
     Total Common Stock Equity                    3,556                3,556
                                             --------------------------------

   Preferred stock
     Not subject to mandatory redemption            176                  176
     Subject to mandatory redemption                 26                   26
   Certain Subsidiary-obligated, mandatorily
     redeemable preferred securities of
     subsidiary trusts holding solely Junior
     Subordinated Debentures of such
     Subsidiaries                                   335                  335
   Long-term debt                                 3,898                3,898
                                             --------------------------------
     Total Capitalization                         7,991                7,991
                                             --------------------------------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                        32                   32
   Short-term debt                                  721                  721
   Short-term debt - CSW Credit                     636                  636
    Loan Notes                                       56                   56
   Accounts payable                                 558                  558
   Accrued taxes                                    171                  171
   Accrued interest                                  87                   87
   Other                                            238                  238
                                             --------------------------------
                                                  2,499                2,499
                                             --------------------------------
 DEFERRED CREDITS
   Accumulated deferred income taxes              2,432                2,432
   Investment tax credits                           278                  278
   Other                                            251                  251
                                             --------------------------------
                                                  2,961                2,961
                                             --------------------------------

                                                $13,451        $0    $13,451
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Millions)



 OPERATING REVENUES                              $5,268
                                             -----------

 OPERATING EXPENSES AND TAXES
   U.S. Electric fuel                             1,177
   U.S. Electric purchased power                     89
   United Kingdom Cost of Sales                   1,291
   Other operating                                  981
   Maintenance                                      152
   Depreciation and amortization                    497
   Taxes, other than income                         195
   Income taxes                                     151
                                             -----------

                                                  4,533
                                             -----------

 OPERATING INCOME                                   735
                                             -----------

 OTHER INCOME AND DEDUCTIONS
   US electric charges for investments and
     plant devement costs                            (3)
   Other                                             29
   Non-operating income taxes                         6
                                             -----------

                                                     32
                                             -----------

 INCOME BEFORE INTEREST CHARGES                     767
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                       333
   Distributions on trust preferred securities       17
   Interest on short-term debt and other             86
   Preferred stock dividends                         12
   Gain on reacquired preferred stock               (10)
                                             -----------

                                                    438
                                             -----------


 INCOME BEFORE EXTRAORDINARY ITEM                   329
                                             -----------


 EXTRAORDINARY ITEM - UK Windfall Profits Tax      (176)
                                             -----------

 NET INCOME FOR COMMON STOCK                       $153
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT DECEMBER 31, 1996          $1,963

 Add: Net income for common stock                   153
                                             -----------

                                                  2,116
                                             -----------

 Deduct: Common stock dividends                     369
         Retained earnings adjustment                 1
                                             -----------

 RETAINED EARNINGS AT DECEMBER 31, 1997          $1,746
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     General                                         $1                   $1
   Less - Accumulated depreciation                   (1)                  (1)
                                             --------------------------------

 NET PLANT                                            0                    0

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)            3,874                3,874
                                             --------------------------------


 CURRENT ASSETS
   Cash and temporary cash investments              188                  188
   Accounts and interest receivable -
      Affiliated                                    240                  240
   Prepayments and other                             13                   13
                                             --------------------------------

                                                    441                  441
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   17                   17
                                             --------------------------------

                                                 $4,332        $0     $4,332
                                             ================================


 CAPITALIZATION
  Common Stock Equity -
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 212,200,000 shares     $743                 $743
   Paid-in capital                                1,039                1,039
   Retained earnings                              1,746                1,746
   Foreign currency translation and other             6                    6
                                             --------------------------------

      Total Common Stock Equity                   3,534                3,534
                                             --------------------------------


   Long-term debt                                     0                    0
                                             --------------------------------

     Total Capitalization                         3,534                3,534
                                             --------------------------------


 CURRENT LIABILITIES
   Short-term debt                                  721                  721
   Accounts payable and other                        22                   22
                                             --------------------------------

                                                    743                  743
                                             --------------------------------

 DEFERRED CREDITS                                    55                   55
                                             --------------------------------

                                                 $4,332        $0     $4,332
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                         $121
     Public Service Company of Oklahoma                        50
     Southwestern Electric Power Company                       92
     West Texas Utilities Company                              22
     SEEBOARD U.S.A.                                          (59)
     CSW Credit, Inc.                                          11
     CSW Energy, Inc.                                           7
     CSW Leasing, Inc.                                          1
     CSW International, Inc.                                   (5)
     CSW Communications, Inc.                                 (14)
     Enershop Inc.                                             (3)
     CSW Energy Services, Inc.                                 (1)
   Other Income                                                23
                                                        ----------

                                                             $245
                                                        ----------

 EXPENSES AND TAXES

    General and administrative expenses                        72
    Depreciation and amortization expense                      --
    Interest expense                                           43
    Taxes, other than income                                    2
    Federal income taxes                                      (25)
                                                        ----------

                                                               92
                                                        ----------

 NET INCOME                                                  $153
                                                        ==========

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
 Electric utility plant
   Production                                    $3,107               $3,107
   Transmission                                     518                  518
   Distribution                                   1,022                1,022
   General                                          296                  296
   Construction work in progress                     77                   77
   Nuclear fuel                                     196                  196
                                             --------------------------------

                                                  5,216                5,216
   Less - Accumulated depreciation
     and amortization                             1,846                1,846
                                             --------------------------------

                                                  3,370                3,370
                                             --------------------------------

 CURRENT ASSETS
   Accounts receivable                               61                   61
   Materials and supplies, at average cost           65                   65
   Fuel inventory                                    15                   15
   Under-recovered fuel costs                        43                   43
   Prepayments                                        3                    3
                                             --------------------------------

                                                    187                  187
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS
   Deferred STP costs                               484                  484
   Mirror CWIP asset                                285                  285
   Income tax related regulatory assets, net        390                  390
   Other                                             97                   97
                                             --------------------------------

                                                  1,256                1,256
                                             --------------------------------

                                                 $4,813        $0     $4,813
                                             ================================

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Millions)



                                                 Per     Pro Forma    Pro
                                                Books    Adjustment  Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $25 par value;
     authorized 12,000,000 shares;
     issued and outstanding 6,755,535 shares       $169                 $169
    Paid-in capital                                 405                  405
    Retained earnings                               833                  833
                                             --------------------------------

      Total common stock equity                   1,407                1,407


    Preferred stock
     Not subject to mandatory redemption            163                  163
   CPL-obligated, mandatorily redeemable
     preferred securities of subsidiary trusts
     holding solely Junior Subordinated
     Debentures of CPL                              150                  150
    Long-term debt                                1,303                1,303
                                             --------------------------------

      Total capitalization                        3,023                3,023
                                             --------------------------------


 CURRENT LIABILITIES
    Long-term debt due within twelve months          28                   28
    Advances from affiliates                        143                  143
    Accounts payable                                 84                   84
    Accrued taxes                                    14                   14
    Accumulated deferred income taxes                21                   21
    Accrued interest                                 28                   28
    Refund due customers                             64                   64
    Other                                            15                   15
                                             --------------------------------

                                                    397                  397
                                             --------------------------------


 DEFERRED CREDITS
   Accumulated deferred income taxes              1,237                1,237
    Investment tax credits                          142                  142
    Other                                            14                   14
                                             --------------------------------

                                                  1,393                1,393
                                             --------------------------------

                                                 $4,813        $0     $4,813
                                             ================================

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                      $1,376
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             397
   Purchased power                                   56
   Other operating                                  284
   Maintenance                                       60
   Depreciation and amortization                    171
   Taxes, other than income                          83
   Income taxes                                      74
                                             -----------

                                                  1,125
                                             -----------

 OPERATING INCOME                                   251
                                             -----------

 OTHER INCOME AND DEDUCTIONS
   Charges for investments and plant development
     cost                                            (2)
   Allowance for equity funds used during
     construction                                     2
   Other                                              4
   Non-operating income taxes                         5
                                             -----------

                                                      9
                                             -----------


 INCOME BEFORE INTEREST CHARGES                     260
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                       105
   Distributions on trust preferred securities        8
   Interest on short-term debt and other             20
   Allowance for borrowed funds used during
     construction                                    (2)
                                             -----------

                                                    131
                                             -----------


 NET INCOME                                         129

   Less: preferred stock dividends                   10
   Gain on reacquired preferred stock                 2
                                             -----------

 NET INCOME FOR COMMON STOCK                       $121
                                             ===========

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT DECEMBER 31, 1996            $869
 Add: Net income (loss) for common stock            121
                                             -----------

                                                    990
 Deduct: Common stock dividends                     157
                                             -----------

 RETAINED EARNINGS AT DECEMBER 31, 1997            $833
                                             ===========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                     $908                 $908
    Transmission                                    375                  375
    Distribution                                    819                  819
    General                                         197                  197
    Construction work in progress                    41                   41
                                             --------------------------------

                                                  2,340                2,340
    Less - Accumulated depreciation               1,031                1,031
                                             --------------------------------

                                                  1,309                1,309
                                             --------------------------------

 CURRENT ASSETS
    Cash                                              2                    2
    Accounts receivable                              35                   35
    Materials and supplies, at average cost          32                   32
    Fuel inventory                                   11                   11
    Prepayments and other                             4                    4
                                             --------------------------------

                                                     84                   84
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   55                   55
                                             --------------------------------

                                                 $1,448        $0     $1,448
                                             ================================

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $15 par value;
     authorized 11,000,000 shares;
     issued 10,482,000 shares;
     outstanding 9,013,000 shares                  $157                 $157
    Paid-in capital                                 180                  180
    Retained earnings                               137                  137
                                             --------------------------------

      Total common stock equity                     474                  474


    Preferred stock                                   5                    5
    PSO-obligated, mandatorily redeemable
     preferred securities of subsidiary
     trusts holding solely Junior
     Subordinated Debentures of PSO                  75                   75
    Long-term debt                                  422                  422
                                             --------------------------------

      Total capitalization                          976                  976
                                             --------------------------------


 CURRENT LIABILITIES
    Advances from affiliates                          5                    5
    Payables to affilliates                          29                   29
    Accounts payable                                 55                   55
    Payables to customers                            19                   19
    Accumulated deferred income taxes                 2                    2
    Accrued interest                                  9                    9
    Other                                             5                    5
                                             --------------------------------

                                                    124                  124
                                             --------------------------------


 DEFERRED CREDITS
   Accumulated deferred income taxes                259                  259
    Investment tax credits                           41                   41
    Income tax related regulatory
      liabilities, net                               42                   42
    Other                                             6                    6
                                             --------------------------------

                                                    348                  348
                                             --------------------------------

                                                 $1,448        $0     $1,448
                                             ================================

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $713
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             279
   Purchased power                                   52
   Other operating                                  136
   Maintenance                                       34
   Depreciation and amortization                     81
   Taxes, other than income                          29
   Income taxes                                      20
                                             -----------

                                                    631
                                             -----------

 OPERATING INCOME                                    82
                                             -----------

 OTHER INCOME AND DEDUCTIONS
    Allowance for equity funds used during
      construction                                    1
    Other                                            (2)
    Non-operating income                              2
                                             -----------

                                                      1
                                             -----------

 INCOME BEFORE INTEREST CHARGES                      83
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                        30
   Distributions on trust preferred securities        4
   Interest on short-term debt and other              4
   Allowance for borrowed funds used during
     construction                                    (1)
                                             -----------

                                                     37
                                             -----------


 NET INCOME                                          46

    Less: preferred stock dividends                  --
    Gain on reacquisition of preferred stock          4
                                             -----------

 NET INCOME FOR COMMON STOCK                        $50
                                             ===========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT DECEMBER 31, 1996            $146
 Add: Net income (loss) for common stock             50
                                             -----------

                                                    196
 Deduct: Common stock dividends                      59
                                             -----------

 RETAINED EARNINGS AT DECEMBER 31, 1997            $137
                                             ===========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                   $1,392               $1,392
    Transmission                                    456                  456
    Distribution                                    870                  870
    General                                         311                  311
    Construction work in progress                    52                   52
                                             --------------------------------

                                                  3,081                3,081
    Less - Accumulated depreciation               1,225                1,225
                                             --------------------------------

                                                  1,856                1,856
                                             --------------------------------

 CURRENT ASSETS
    Cash and temporary cash investments               2                    2
    Accounts receivable                              82                   82
    Materials and supplies, at average costs         25                   25
    Fuel inventory                                   26                   26
    Under-recovered fuel costs                       13                   13
    Prepayments and other                            13                   13
                                             --------------------------------

                                                    161                  161
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   78                   78
                                             --------------------------------

                                                 $2,095        $0     $2,095
                                             ================================

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $18 par value;
      authorized 7,600,000 shares;
      issued and outstanding 7,536,640 shares      $136                 $136
    Paid-in capital                                 245                  245
    Retained earnings                               324                  324
                                             --------------------------------

      Total common stock equity                     705                  705

    Preferred stock
      Not subject to mandatory redemption             5                    5
      Subject to mandatory redemption                26                   26
     SWEPCO-obligated, mandatorily redeemable
       preferred securities of subsidiary trusts
       holding solely Junior Subordinated
       Debentures of SWEPCO                         110                  110
    Long-term debt                                  547                  547
                                             --------------------------------

      Total capitalization                        1,393                1,393
                                             --------------------------------


 CURRENT LIABILITIES
    Long-term debt and preferred stock due
       within twelve months                           4                    4
    Advances from affiliates                         25                   25
    Accounts payable                                 74                   74
    Payable to affiliates                            64                   64
    Customer deposits                                14                   14
    Accrued taxes                                    13                   13
   Accumulated deferred income taxes                  5                    5
    Accrued interest                                 13                   13
    Other                                             9                    9
                                             --------------------------------

                                                    221                  221
                                             --------------------------------

 DEFERRED CREDITS
   Accumulated deferred income taxes                396                  396
    Investment tax credits                           67                   67
    Income tax related regulatory
      liabilities, net                               10                   10
    Other                                             8                    8
                                             --------------------------------

                                                    481                  481
                                             --------------------------------

                                                 $2,095        $0     $2,095
                                             ================================

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $940
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             382
   Purchased power                                   26
   Other Operating                                  157
   Maintenance                                       44
   Depreciation and amortization                     95
   Taxes, other than income                          56
   Income taxes                                      40
                                             -----------

                                                    800
                                             -----------

 OPERATING INCOME                                   140
                                             -----------

 OTHER INCOME AND DEDUCTIONS
    Charges for investments and plant
      development costs                              (1)
    Allowance for equity funds used during
      construction                                    1
    Other                                             1
    Non-operating income taxes                        2
                                             -----------

                                                      3
                                             -----------

 INCOME BEFORE INTEREST CHARGES                     143
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                        40
   Distributions on trust preferred securities        6
   Interest on short-term debt and other              6
   Allowance for borrowed funds used during
     construction                                    (1)
                                             -----------

                                                     51
                                             -----------


 NET INCOME                                          92

    Less: preferred stock dividends                   2
    Gain on reacquired preferred stock                2
                                             -----------

 NET INCOME FOR COMMON STOCK                        $92
                                             ===========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT DECEMBER 31, 1996            $322
 Add: Net income (loss) for common stock             92
                                             -----------

                                                    414
 Deduct: Common stock dividends                      90
                                             -----------

 RETAINED EARNINGS AT DECEMBER 31, 1997            $324
                                             ===========

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
   Production                                      $418                 $418
   Transmission                                     209                  209
   Distribution                                     364                  364
   General                                          104                  104
   Construction work in progress                     14                   14
                                             --------------------------------

                                                  1,109                1,109
   Less - Accumulated depreciation                  441                  441
                                             --------------------------------

                                                    668                  668
                                             --------------------------------

 CURRENT ASSETS
   Cash                                               1                    1
   Receivables from affiliates                       20                   20
   Accounts receivable                               11                   11
   Materials and supplies, at average cost           14                   14
   Fuel inventory                                    12                   12
   Under-recovered fuel costs                        12                   12
   Prepayments and other                              4                    4
                                             --------------------------------

                                                     74                   74
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS
   Deferred Oklaunion costs                          19                   19
   Restructuring costs                                9                    9
   Other                                             32                   32
                                             --------------------------------

                                                     60                   60
                                             --------------------------------

                                                   $802        $0       $802
                                             ================================

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common stock, $25 par value;
    authorized 7,800,000 shares;
    issued and outstanding 5,488,560 shares        $137                 $137
   Paid-in capital                                    2                    2
   Retained earnings                                120                  120
                                             --------------------------------

     Total common stock equity                      259                  259

   Preferred stock
    Not subject to mandatory redemption               2                    2
   Long-term debt                                   279                  279
                                             --------------------------------

     Total capitalization                           540                  540
                                             --------------------------------

 CURRENT LIABILITIES

   Payables to affiliates                            22                   22
   Accounts payable                                  15                   15
   Accrued taxes                                     11                   11
   Accrued interest                                   5                    5
   Other                                              4                    4
                                             --------------------------------

                                                     57                   57
                                             --------------------------------

 DEFERRED CREDITS
   Accumulated deferred income taxes                149                  149
   Investment tax credits                            28                   28
   Investment tax related regulatory
     liabilities, net                                 9                    9
   Other                                             19                   19
                                             --------------------------------

                                                    205                  205
                                             --------------------------------

                                                   $802        $0       $802
                                             ================================

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $398
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             119
   Purchased power                                   50
   Other Operating                                   94
   Maintenance                                       14
   Depreciation and amortization                     42
   Taxes, other than income                          25
   Income taxes                                       9
                                             -----------

                                                    353
                                             -----------

 OPERATING INCOME                                    45
                                             -----------

 OTHER INCOME AND DEDUCTIONS
    Other                                             1
                                             -----------


 INCOME BEFORE INTEREST CHARGES                      46
                                             -----------

 INTEREST CHARGES
   Interest on long-term debt                        21
   Interest on short-term debt and other              5
   Allowance for borrowed funds used during
     construction                                    (1)
                                             -----------

                                                     25
                                             -----------

 NET INCOME                                          21

    Less: preferred stock dividends                  --
    Gain on reacquisition of preferred stock          1
                                             -----------

 NET INCOME FOR COMMON STOCK                        $22
                                             ===========

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Millions)





 RETAINED EARNINGS AT DECEMBER 31, 1996            $123
 Add: Net income (loss) for common stock             22
                                             -----------

                                                    145
 Deduct: Common stock dividends                      25
                                             -----------

 RETAINED EARNINGS AT DECEMBER 31, 1997            $120
                                             ===========

 CENTRAL AND SOUTH WEST SERVICES, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

   General plant                                   $119                 $119
   Less - Accumulated depreciation                   33                   33
                                             --------------------------------

                                                     86                   86
                                             --------------------------------

 CURRENT ASSETS
   Cash and temporary investments                     5                    5
   Accounts receivable affiliated                    32                   32
   Accounts receivable non-affiliated                 2                    2
   Prepayments and other                             16                   16
                                             --------------------------------

                                                     55                   55
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                    4                    4
                                             --------------------------------

                                                   $145        $0       $145
                                             ================================

 CENTRAL AND SOUTH WEST SERVICES, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------


 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Long-term debt                                   $60                  $60
                                             --------------------------------

     Total capitalization                            60                   60
                                             --------------------------------



 CURRENT LIABILITIES
   Accounts payable non-affiliated                   25                   25
   Advances from affiliates and other                36                   36
                                             --------------------------------

                                                     61                   61
                                             --------------------------------


 DEFERRED CREDITS                                    24                   24
                                             --------------------------------


                                                   $145        $0       $145
                                             ================================

 CENTRAL AND SOUTH WEST SERVICES, INC.

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Millions)




 OPERATING REVENUE                                   $0
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel Expense                                       2
   Other Operating                                  182
   Maintenance                                        4
   Depreciation and amortization                      9
   Taxes, other than income taxes                     8
   Income taxes                                       1
                                             -----------

                                                    206
                                             -----------

 OPERATING INCOME                                  (206)
                                             -----------


 OTHER INCOME AND DEDUCTIONS                        212
                                             -----------

 INCOME BEFORE INTEREST CHARGES                       6
                                             -----------


 INTEREST CHARGES                                     6
                                             -----------

 NET INCOME FOR COMMON STOCK                         $0
                                             ===========

 CENTRAL AND SOUTH WEST SERVICES, INC.

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (millions)


 RETAINED EARNINGS AT DECEMBER 31, 1996              $0
 Add: Net income (loss) for common stock              0
                                             -----------

 RETAINED EARNINGS AT DECEMBER 31, 1997              $0
                                             ===========

 ENERSHOP INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Thousands)
                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------
            ASSETS
              Accounts Receivable                  $843                 $843
              Prepaid Assets                         18                   18
              Federal Income Tax Benefit            438                  438
              Work in Progress                    1,499                1,499
              Other Assets                          733                  733
                                             --------------------------------
            Total Current Assets                  3,531                3,531

              Office Furniture & Equipment          875                  875
              Accumulated Depreciation              (65)                 (65)
                                             --------------------------------
            Net Plant                               810                  810

            NON-CURRENT ASSETS
              Prepaid Benefit Plans                  37                   37

                                             --------------------------------
            Total Assets                         $4,378        $0     $4,378
                                             ================================


            LIABILITIES & EQUITY
            CURRENT LIABILITIES
              Accounts Payable                     $887                 $887
              Accounts Payable - affiliated         199                  199
                                             --------------------------------
            Total Current Liabilities             1,086                1,086

            LON- TERM LIABILITIES
              Notes Payable - Affiliated          7,458                7,458
              Notes Payable - Other                 173                  173
                                             --------------------------------
            Total Long-Term Liabilites            7,631                7,631

                                             --------------------------------
            Total Liabilites                      8,717                8,717
                                             --------------------------------

            EQUITY
              Common Stock                           --                   --
              Addtional Paid in Capital               1                    1
              Retained Earnings                  (4,340)              (4,340)
                                             --------------------------------
            Total Equity                         (4,339)              (4,339)

                                             --------------------------------
            Total Liabilities & Equity           $4,378        $0     $4,378
                                             ================================

 ENERSHOP INC.

 INCOME STATEMENT
 PER BOOKS AND PRO FORMA
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Thousands)


REVENUES
  Contract Revenue                    $3,227
  Maintenance Revenue                     10
  Misc. Revenue                            5
                                     --------
Total Revenue                          3,242

EXPENSES
  Cost of Revenue                      2,564
  Operating Expenses                   4,008
  Affiliate outside services             468
  Interest & Taxes Other than Income     364
                                     --------
Total Expenses                         7,404

                                     --------
Net Income Before Tax                 (4,162)

Provision for Income Taxes            (1,437)

                                     --------
Net Income                           ($2,725)
                                     ========

 ENERSHOP INC.

 STATEMENT OF RETAINED EARNINGS
 PER BOOKS AND PRO FORMA
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Thousands)


 RETAINED EARNINGS AT DECEMBER 31, 1996         ($1,615)
 Add: Net income (loss) for common stock         (2,725)
                                             -----------

                                                 (4,340)
 Deduct: Common stock dividends                      --
                                             -----------

 RETAINED EARNINGS AT DECEMBER 31, 1997         ($4,340)
                                             ===========

CSW ENERGY SERVICES, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1997
 UNAUDITED
 (Thousands)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------
          Assets

          CURRENT ASSETS
          Cash                                   ($35)                  ($35)
          Accounts Receivable - Affiliated          3                      3
          Accounts Receivable - Non-Affiliated     33                     33
          Accounts Receivable - Trade               -                      -
          Other                                     4                      4
                                             --------------------------------
             Total Current Assets                   5                      5

          PROPERTY, PLANT & EQUIPMENT
          Furniture & Equipment                    47                     47
          Accumulated Depreciation                 (1)                    (1)
                                             --------------------------------
             Net Property, Plant & Equipment       46                     46

                                             --------------------------------
          Total Assets                            $51          $0        $51
                                             ================================


          Liabilities & Equity

          CURRENT LIABILITIES
          Accounts Payable - Affiliated           761                    761
          Accounts Payable - Non-Affiliated        33                     33
          Accrued Taxes                          (509)                  (509)
          Accrued Interest                          3                      3
          Payroll Payables                          7                      7
                                             --------------------------------
             Total Current Liabilities            295                    295

          Notes Payable - Corp                    720                    720

          EQUITY
          Capital Stock - Common                    1                      1
          Retained Loss - Current Year           (965)                  (965)
                                             --------------------------------
              Total Equity                       (964)                  (964)


                                             --------------------------------
              Total Liabilities & Equity          $51          $0        $51
                                             ================================

CSW ENERGY SERVICES, INC.

 INCOME STATEMENT
 PER BOOKS AND PRO FORMA
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Thousands)


REVENUES
Merchandise                               $1

Cost of Sales                              -
                                     --------


Gross Margin                               1


SALES GENERAL & ADMINISTRTIVE  EXPENSES
---------------------------------------
Operations                               241
Sales, Customer Service,  & Marketing    669
Employee Benefits                        409
Outside Services                          10
Legal                                     24
CSWS Services                             90
Advertising/Promotional                    8
Rental                                    12
                                     --------
   Total Sales General &
     Administrative1, Expenses         1,463

                                     --------
Operating Income                      (1,462)

Taxes - Other than Income                  2
Other Income / Deducts                    16
                                     --------

Earnings Before Income Tax, Interest
   and Depreciation                   (1,480)

Depreciation/Amortization                  1
Other Non-Operating Income/Deducts         -
Interest Expense - CSW Corp                3
                                     --------

Earnings Before Income Taxes          (1,484)

Federal Income Tax                      (519)

                                     --------
Net Income / (Loss)                    ($965)
                                     ========

CSW ENERGY SERVICES, INC.

 STATEMENT OF RETAINED EARNINGS
 PER BOOKS AND PRO FORMA
 FOR THE TWELVE MONTHS DECEMBER 31, 1997
 UNAUDITED
 (Thousands)


 RETAINED EARNINGS AT DECEMBER 31, 1996              $0
 Add: Net income (loss) for common stock           (965)
                                             -----------

                                                   (965)
 Deduct: Common stock dividends                      --
                                             -----------

 RETAINED EARNINGS AT DECEMBER 31, 1997           ($965)
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 DECEMBER 31, 1997
 UNAUDITED
 (Millions)
                                                           DR         CR
                                                        ---------------------

          None for any company

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 STATEMENT OF CHANGES

      There have been no significant changes in the financial statements of Central and South West Corporation and subsidiary companies subsequent to December 31, 1997, other than in the ordinary course of business.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      The notes to consolidated financial statements included in Central and South West Corporation's 1997 Combined Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.



                                                          Page
                                                        Reference

 1997 Combined Annual Report on Form 10-K         pages 2-40 through 2-75